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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 14, 2002
                                                 -------------------



                          Williams Energy Partners L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware               1-16335               73-1599053
          --------               -------               -----------
      (State or other          (Commission          (I.R.S. Employer
      jurisdiction of          File Number)        Identification No.)
       incorporation)



         One Williams Center, Tulsa, Oklahoma                  74172
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        (Address of principal executive offices)            (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.    Regulation FD Disclosure.

           On August 14, 2002, Williams Energy Partners, L.P. (the "Partnership") submitted to the Securities and Exchange Commission the certifications of the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 by the chief executive officer and chief financial officer of Williams GP LLC, the general partner of the Partnership, as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WILLIAMS ENERGY PARTNERS L.P.

                                       By:  Williams GP LLC, its General Partner



Date: August 14, 2002                       /s/ Suzanne H. Costin
                                            ------------------------------
                                            Name: Suzanne H. Costin
                                            Title:   Corporate Secretary








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